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                                                                    Exhibit 23.1
                                                                    ------------

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report included in this Form 10-K, into our previously filed Registration Statements on Form S-8 File Nos. 33-98786, 333-46863, 333-46899, 333-43210 and 333-43206.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 29, 2001